UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2002

HORIZON OFFSHORE, INC.
  (Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600
(Registrant's telephone number, including area code)

Item 5.	Other Events.

          On October 28, 2002, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits.

99

Press release issued by Horizon Offshore, Inc. on October 28, 2002, announcing that its subsidiary, Horizon Marine Construction, Ltd., has been awarded a contract to perform several installations off the coast of Brunei.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By: /s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated: October 28, 2002